_____________________________________________________________________________________________
_____________________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): March 11, 2001

AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-6155 (Commission File Number)	35-0416090 (IRS Employer Identification No.)

601 N.W. Second Street, Evansville, IN 47708
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 424-8031

_____________________________________________________________________________________________
_____________________________________________________________________________________________

Item 5.     Other Events and Regulation FD Disclosure.

          On March 11, 2001, American General Corporation (the ultimate parent company of American General Finance Corporation), Prudential plc, a public limited company incorporated in England and Wales ("Prudential"), Holborn Delaware Partnership ("HDP"), a Delaware general partnership and a wholly-owned indirect subsidiary of Prudential, and Ascend Merger Corp., a Texas corporation and a wholly-owned subsidiary of HDP, entered into an Agreement and Plan of Merger, dated as of March 11, 2001, a copy of which is filed as Exhibit 99.1 hereto, the terms of which are incorporated by reference herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial Statements of Business Acquired Not Applicable.
(b)	Pro Forma Financial Information Not Applicable.
(c)	Exhibits	The following Exhibit is filed as part of this Report:
Exhibit Number 99.1

Description

Agreement and Plan of Merger, dated as of March 11, 2001, by and among American General Corporation, Prudential, HDP and Ascend Merger Corp., incorporated by reference to Exhibit 2.01 to the American General Corporation Current Report on Form 8-K dated March 12, 2001 (File No. 1-7981).

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 21, 2001
AMERICAN GENERAL FINANCE CORPORATION By: /s/ C. JEFFREY GAY C. Jeffrey Gay Assistant Treasurer